Exhibit 99.3

Pro Forma Financial Statements

(a)	Pro Forma Financial Information.

MAKEUP.COM LIMITED AND SUBSIDIARY
(FORMERLY TORA TECHNOLOGIES INC.)
PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
UNAUDITED

On October 20, 2006, Makeup.com Limited (formerly Tora Technologies Inc.) (“Makeup.com”) entered into an asset purchase agreement with Manhattan Assets Corp. (“Manhattan” or “the Seller”) whereby they acquired:

(a)	100% of the issued and outstanding shares of common stock of Makeup Incorporated (“Makeup”), a corporation registered under the laws of the State of Nevada.

(b)	Navision software.

In exchange for:

(a)	cash of $1 and,

(b)	an assignment of debt to Makeup.com, in the amount of US$216,107, that Manhattan owes Makeup.

The merger was accounted for as a reverse acquisition whereby Makeup was treated as the acquirer and Makeup.com as the acquiree because of a change in control of the controlling shareholder of Makeup.com and Makeup being the larger corporation. As a result, $4,951 in book value in excess of cost was adjusted to additional paid in capital and additional paid in capital of $103,443 was allocated to stockholders’ deficit.

The Navision software acquired by Makeup.com in the amount of $216,107, resulted in an impairment charge against fixed assets of $105,650, which is the difference between the debt assumed by Makeup.com and the net book value of the Navision software recorded on Manhattan’s books at June 30, 2006.

In connection with the acquisition, Manhattan entered into a transfer agreement with Makeup whereby Manhattan transferred the domain name www.makeup.com (“domain name”) to Makeup in exchange for a promissory note dated October 13, 2006, in the amount of $333,333. This note is unsecured, bears interest at 8% and the principle and interest are payable on demand. Due to Makeup and Manhattan sharing a common director, the domain name was transferred at Manhattan’s historical cost of $333,333.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition (“pro forma”) on the Companies financial position and results of operations. The condensed consolidated balance sheet as of June 30, 2006 is based on the historical balance sheets of Makeup.com and Makeup as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of operations for the year ended December 31, 2005 and the six months ended June 30, 2006 are based on the historical statements of operations of Makeup.com and Makeup for those periods. The pro forma condensed consolidated statements of operations assume the acquisition took place on January 1, 2005.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management’s current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of Makeup.com and Makeup.

MAKEUP.COM LIMITED AND SUBSIDIARY
(FORMERLY TORA TECHNOLOGIES INC.)
PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
UNAUDITED

					MAKEUP.COM
	MAKEUP.COM	MAKEUP INC.		Note	Consolidated
	June 30, 2006	June 30, 2006	Adjustments	Reference	June 30, 2006

ASSETS

Current Assets

Cash	$11,458	$24,269	$(1)	(1)	$35,726
Accounts receivable	729	5,954	-		6,683
Inventory	-	200,644	-		200,644
Prepaid expenses and deposits	145	122,429	-		122,574
Due from affiliate	-	217,654	(216,107)	(1)	1,547

Total Current Assets	12,332	570,950	(216,108)		367,174

Investment in Makeup	-	-	-	(1)	-
Fixed assets	1,706	39,357	110,457	(1)	151,520
Intangible assets - Domain name	-	-	333,333	(2)	333,333

TOTAL ASSETS	$14,038	$610,307			$852,027

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities

Accounts payable and accrued liabilities	$9,086	$101,017	$-		$110,103
Due to related parties	-	1,181,624	-		1,181,624
Advances payable	-	807,917	-		807,917
Note payable to related party	-	-	333,333	(2)	333,333

TOTAL LIABILITIES	9,086	2,090,558			2,432,977

STOCKHOLDERS' DEFICIT

Stockholders' deficit
Common stock $0.001 par value,
75,000,000 authorized;
44,831,250 issued and outstanding at June 30, 2006	44,831	1	(1)	(1)	44,831
Additional paid in capital	108,394	-	(108,394)	(4)	-
Accumulated deficit	(148,273)	(1,472,124)	2,744	(1)(4)	(1,617,653)
Accumulated other comprehensive loss	-	(8,128)	-		(8,128)

TOTAL STOCKHOLDERS' DEFICIT	4,952	(1,480,251)			(1,580,950)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$14,038	$610,307			$852,027

The accompanying notes are an integral part of these consolidated financial statements

MAKEUP.COM LIMITED AND SUBSIDIARY
(FORMERLY TORA TECHNOLOGIES INC.)
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006

UNAUDITED

				MAKEUP.COM
	MAKEUP.COM	MAKEUP INC.	Adjustments	Consolidated

REVENUE

Sales	$-	$106,222		$106,222

Cost of goods sold	-	81,133		81,133

Gross profit	-	25,089		25,089

OPERATING EXPENSES

Administrative expenses	-	474,341		474,341

Total operation expenses	-	474,341		474,341

Loss from continuing operations	-	(449,252)		(449,252)

DISCONTINUED OPERATIONS
Charge for impairment of service rights	14,000	-		14,000
Net loss - embroidery business (net of $0 tax effect)	36,969	-		36,969

Loss from discontinued operations	(50,969)	-		(50,969)

NET LOSS FOR THE PERIOD	$(50,969)	$(449,252)		$(500,221)

BASIC AND DILUTED LOSS PER SHARE
Continuing operations	$(0.00)			$(0.01)
Discontinued operations	(0.01)			(0.00)

	$(0.01)			$(0.01)

WEIGHTED AVERAGE
SHARES OUTSTANDING	44,831,250			44,831,250

The accompanying notes are an integral part of these consolidated financial statements

MAKEUP.COM LIMITED AND SUBSIDIARY
(FORMERLY TORA TECHNOLOGIES INC.)
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

UNAUDITED

				Note	MAKEUP.COM
	MAKEUP.COM	MAKEUP INC.	Adjustments	Reference	Consolidated

Sales	$-	$79,998			$79,998

Cost of goods sold	-	50,106			50,106

Gross Profit	-	29,892			29,892

OPERATING EXPENSES

Administrative expenses	-	754,408			754,408
Write down on fixed assets	-	-	105,650	(1)	105,650

Total Operating Expenses	-	754,408			860,058

Loss from continuing operations	-	(724,516)			(830,166)

DISCONTINUED OPERATIONS
Net loss - embroidery business (net of $0 tax effect)	(38,312)	-			(38,312)

NET LOSS FOR THE YEAR	$(38,312)	$(724,516)			$(868,478)

BASIC AND DILUTED LOSS PER SHARE
Continuing operations	$(0.00)				$(0.02)
Discontinued operations	(0.00)				(0.00)

	$(0.00)				$(0.02)

WEIGHTED AVERAGE
SHARES OUTSTANDING	44,831,250				44,831,250

The accompanying notes are an integral part of these consolidated financial statements

MAKEUP.COM LIMITED AND SUBSIDIARY
(FORMERLY TORA TECHNOLOGIES INC.)
NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
UNAUDITED

NOTE A - The pro forma adjustments to the condensed consolidated balance sheet are as follows:

(1) To reflect the acquisition of 100% of the issued and outstanding shares of Makeup Incorporated (“Makeup”) and the acquisition of Navision software from Manhattan Assets Corp. (“Manhattan”) by Makeup.com Limited (“Makeup.com”) and the allocation of the purchase price on the basis of the fair value of Makeup.com’s net assets . The components of the merger and allocation of the purchase price are as follows:

Components of purchase price:
Cash paid by Makeup.com to acquire Makeup’s common shares	$1
Manhattan debt assumed by Makeup.com, for Navision software	216,107
Total purchase price	216,108
Allocation:
Stockholders equity of Makeup.com	(4,952)
Increase in fixed assets (Navision software)	(216,107)
Book value in excess of costs	$(4,951)

NOTE B - The pro forma adjustments to the condensed consolidated statements of income are as follows:

	Year Ended	Six Months Ended
	December 31, 2005	June 30, 2006

(2) Acquisition of domain name at historical
cost from related company:
Intangible asset - domain name	$333,333	$-
Note payable - Manhattan	(333,333)	-
	$-	$-

(3) Write down of Navision software to the
net book value recorded on Manhattans books:
Write down of fixed assets	$105,650	$-
Fixed assets	(105,650)	-
	$-	$-

(4) Adjustment to partially offset Makeup.com
deficit against additional paid in capital:
Deficit	$(103,443)	$-
Additional paid in capital	103,443	-
	$-	$-